TCW MetWest AlphaTrak 500 Fund

M SHARE: MWATX

JULY 29

SUMMARY

PROSPECTUS

Before you invest, you may want to review the Fund’s Prospectus which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.TCW.com. You can also get this information at no cost by calling 1-800-241-4671 or by sending an email request to metwestclientservices@tcw.com. The Fund’s current Prospectus and Statement of Additional Information, both dated July 29, 2024, are incorporated by reference into this Summary Prospectus. The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.TCW.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. Contact your financial intermediary or, if you invest directly with the Funds, call (800) 241-4671 to request that you continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held through your financial intermediary or directly with TCW.

MW-AT_0724

Investment Objective

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the S&P 500 Index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

M Class
Management Fees	0.40%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.81%
Shareholder Servicing Expenses[1]	0.05%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.22%
Fee Waiver and/or Expense Reimbursement[2]	(0.76)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.46%

[1]	The Fund is authorized to compensate broker-dealers and other third-party intermediaries up to 0.10% (10 basis points) of the M Class assets serviced by those intermediaries for shareholder services.

[2]

The Adviser has contractually agreed to reduce advisory fees and/or reimburse expenses, including distribution expenses, to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to the net expenses shown in the table for the applicable share class. The Adviser may recoup reduced fees and expenses only within three years of the waiver or reimbursement, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contract will remain in place until July 31, 2025. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Adviser.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost for the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only (through July 31, 2025). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$47	$312	$597	$1,410

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 260% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an enhanced S&P 500 Index fund that combines a fixed-income portfolio with non-leveraged investments in S&P 500 Index futures. The Adviser actively manages the fixed-income portfolio in an effort to produce an investment return that, when combined with the Fund’s return on the S&P 500 Index futures, will exceed the total return of the S&P 500 Index. The Fund may also use S&P 500 swap contracts or exchange-traded funds (ETFs) that track the S&P 500 Index together or in lieu of the S&P 500 Index futures. The Fund is not designed for investors that are sensitive to taxable gains.

The Fund pursues its objective by investing, under normal circumstances, in S&P 500 Index futures contracts with a contractual or “notional” value substantially equal to the Fund’s total assets and in fixed-income securities. The Fund typically makes margin deposits with futures commission merchants with a total value equal to approximately 4% to 5% of the notional value of the futures contracts and invests the rest of its assets in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations, mortgage-related issuers and governments. The portfolio duration is up to three years and the dollar-weighted average maturity is up to five years. Under normal circumstances, at least 85% of the Fund’s fixed income investments are securities rated at least investment grade or unrated securities determined by the Adviser to be of comparable quality. Up to 15% of the Fund’s fixed income investments may be invested in securities rated below investment grade (commonly known as “junk bonds”).

The Fund invests in the U.S. and abroad, including emerging markets. The Fund may invest up to 15% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 15% of its assets in emerging market securities.

The Fund’s investments typically include bonds, notes, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), bank loans, U.S. and non-U.S. money market securities, swaps (including credit default swaps), futures, options, private placements, defaulted debt securities and restricted securities. The Fund’s investments may have interest rates that are fixed, variable or floating.

The Fund may normally borrow or sell securities short up to 25% of the value of its total assets.

Principal Risks

Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	Debt Securities Risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	Market Risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	Credit Risk: the risk that an issuer may default in the payment of principal and/or interest on a security.

•	Inflation Risk: the risk that the value of the Fund’s investments may not keep up with price increases from inflation.

•	Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer such as manage-
ment performance, financial leverage and reduced demand for the issuer’s goods or services.

•	Interest Rate Risk: the risk that debt securities may decline in value because of changes in interest rates. This risk is greater during periods of rising inflation.

•	Price Volatility Risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	Liquidity Risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	Valuation Risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	Derivatives Risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•

Leverage Risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the

Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	Counterparty Risk: the risk that the other party to a contract, such as a derivatives contract, may not fulfill its contractual obligations.

•	Frequent Trading Risk: the risk that frequent trading may lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders of the Fund.

•	Futures Contracts Risk: the risk of investing in futures contracts, which includes (1) the imperfect correlation between a futures contract and the change in market value of the underlying instrument held by the Fund; (2) a high degree of leverage because of the low collateral deposits normally involved in futures trading; (3) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (4) losses caused by unanticipated market movements, which are potentially unlimited; and (5) the inability of the Fund to execute a trade because of the maximum permissible price movements exchanges may impose on futures contracts.

•	Swap Agreements Risk: the risk of investing in swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap for those not traded through a central counterparty; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.

•	Junk Bond Risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	Prepayment Risk: the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

•	Extension Risk: the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter term securities.

•	Mortgage-Backed Securities Risk: the risk of investing in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities react differently to changes in interest rates than other bonds, and some mortgage-backed securities are not backed by the full faith and credit of the U.S. government.

•	Asset-Backed Securities Risk: the risk of investing in asset-backed securities, including the risk of loss as a result of the impairment of the value of the underlying financial assets, prepayment risk and extension risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default.

•	Below Investment Grade Mortgage-Backed Securities Risk: the Fund’s investments in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) that are rated below investment grade generally carry greater liquidity risk than their investment grade counterparts. Historically, the markets for such below investment grade securities, and for below investment grade asset-backed securities in general, have been characterized at times by less liquidity than the market for analogous investment grade securities, particularly during the financial crisis of 2007 and 2008.

•	Emerging Markets Risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, higher brokerage costs in certain countries; different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Unrated Securities Risk: the risk that unrated securities may be less liquid than comparable rated securities, and the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.

•	Distressed and Defaulted Securities Risk: the risk that the repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

•	Portfolio Management Risk: the risk that an investment strategy may fail to produce the intended results.

•	Securities Selection Risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or those included in benchmarks that are representative of the same asset class because of the portfolio managers’ choice of securities.

•	U.S. Treasury Obligations Risk: the risk that the value of U.S. Treasury obligations may decline as a result of changes in interest rates, certain political events in the U.S., and strained relations with certain foreign countries.

•	U.S. Government Securities Risk: the risk that debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. government, and as a result, investments in securities or obligations issued by such entities involve credit risk greater than investments in other types of U.S. government securities.

•	Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund’s investments in these instruments could lose money.

•	Exchange-Traded Fund (ETF) Risk: Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses, and indirectly the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for that ETF. The ETFs may not achieve their investment objective. The Fund, through its investment in ETFs, may not achieve its investment objective.

•	Foreign Investing Risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments. In addition, Russia’s recent military incursions in Ukraine have led to, and may lead to additional, sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments.

•	Emerging Markets Risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, higher brokerage costs in certain countries; different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

Please see “Principal Risks” and “Other Risks” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table compares the average annual total returns of the Fund to a broad-based securities market index. Total returns would have been lower if certain fees and expenses had not been waived or reimbursed. The inception date of Class M shares is June 29, 1998. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available on our website at www.tcw.com or by calling (800) 241-4671.

AlphaTrak 500 Fund – Class M Shares

Annual Total Returns for Years Ended 12/31

Year-to-Date Total Return of Class M Shares as of June 30, 2024: 14.55%

Highest:	22.50%	(quarter ended June 30, 2020)
Lowest:	-21.66%	(quarter ended March 31, 2020)

Average Annual Total Returns

(For Periods Ended December 31, 2023)

Share Class	1 Year	5 Years	10 Years	Since Inception
M – Before Taxes	26.77%	14.84%	12.20%	7.85%
- After Taxes on Distributions	24.78%	11.16%	10.09%	5.33%
- After Taxes on Distributions and Sale of Fund Shares	15.76%	10.61%	9.30%	5.12%
S&P 500 Index	26.29%	15.68%	12.03%	7.76%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of the shares.

Investment Adviser

Metropolitan West Asset Management, LLC.

Portfolio Managers

Name	Experience with the Fund	Primary Title with Investment Adviser
Stephen M. Kane, CFA[1]	27 Years	Generalist Portfolio Manager
Bryan T. Whalen, CFA	2 Years	Generalist Portfolio Manager
Bret R. Barker	2 Years	Specialist Portfolio Manager
Ruben Hovhannisyan, CFA	2 Years	Generalist Portfolio Manager
Jamie L. Patton	Since September 2023	Specialist Portfolio Manager

[1]	Stephen M. Kane will retire effective December 31, 2024.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Funds on any business day (normally any day that the New York Stock Exchange is open). Generally, purchase and redemption orders for shares of the Funds are processed at the net asset value next calculated after an order is received by the Fund. You may conduct transactions by mail (TCW Metropolitan West Funds, c/o BNY Mellon Investment Servicing, P.O. Box 534453, Pittsburgh, PA 15253-4453), or by telephone at (800) 241-4671. You may also purchase or redeem shares of the Funds through your dealer or financial advisor.

Purchase Minimums for Each Share Class

The following table provides the minimum initial and subsequent investment requirements for each share class. The minimums may be reduced or waived in some cases. A broker-dealer or other financial intermediary may require a higher minimum initial investment, or may aggregate or combine accounts in order to allow its customers to apply a lower minimum investment.

Share Class and Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Class M
Regular Accounts	$5,000	$0
Individual Retirement Accounts	$1,000	$0
Automatic Investment Plan	$5,000	$100

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may, directly or through the Fund’s principal underwriter, pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.